ING Life Insurance and Annuity Company

and its

Variable Annuity Account C ING express Variable Annuity

Supplement dated July 2, 2008 to the Contract Prospectus and Statement of Additional Information, each dated April 28, 2008.

The information in this Supplement updates and amends certain information contained in your variable annuity Contract Prospectus and Statement of Additional Information (SAI). Please read it carefully and keep it with your current variable annuity Contract Prospectus and SAI for future reference.

1.	On March 27, 2008, the Board of Trustees of ING Investors Trust approved a proposal to reorganize the following Portfolio (“Disappearing Portfolio”) into the following “Surviving Portfolio.” Subject to approval by the Portfolio’s shareholders, after the close of business on September 5, 2008 the following Disappearing Portfolio will reorganize into and become part of the following Surviving Portfolio:

Disappearing Portfolio Surviving Portfolio ING Wells Fargo Disciplined Value Portfolio ING Pioneer Mid Cap Value Portfolio

Accordingly, effective after the close of business on September 5, 2008, investments in the Disappearing Portfolio will automatically become investments in the Surviving Portfolio, as follows:

  ADV Class of ING Pioneer Mid Cap Value Portfolio will automatically be added to your contract and all existing account balances invested in the ING Wells Fargo Disciplined Value Portfolio (ADV Class) will automatically become investments in the ING Pioneer Mid Cap Value Portfolio (ADV Class).

As a result of the reorganization, effective September 8, 2008 all references to the Disappearing
Portfolio in the Contract Prospectus and SAI are hereby deleted.

Unless you provide us with alternative allocation instructions, all future allocations directed to the
Disappearing Portfolio after the date of the reorganization will be automatically allocated to the
Surviving Portfolio. You may give us alternative allocation instructions at any time by contacting our
Customer Service Center through:

ING USFS Customer Service Defined Contribution Administration P.O. Box 990063 Hartford, CT 06199-0063 1-800-262-3862

See also the Transfers Among Investment Options section of your Contract Prospectus for further information about making fund allocation changes.

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2.	Effective September 8, 2008, the following information for ING Pioneer Mid Cap Value Portfolio is added to Appendix I – Description of Underlying Funds.

	Investment	Investment
Fund Name	Adviser/Subadviser	Objective(s)

ING Investors Trust – ING	Directed Services LLC	Seeks capital appreciation.
Pioneer Mid Cap Value
Portfolio	Subadviser: Pioneer
Investment Management, Inc.

3.	The minimum and maximum Total Annual Fund Operating Expenses shown in the Contract Prospectus will not change as a result of the reorganization. Therefore, there is no change to the hypothetical examples shown in the Contract Prospectus.

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